PRA DECLARES STOCK SPLIT BY MEANS OF A STOCK DIVIDEND

NORFOLK, Va., June 10, 2013 – Portfolio Recovery Associates, Inc. (PRA), a business and financial services company operating in the U.S. and U.K., today announced that its Board of Directors approved a three-for-one split by means of a stock dividend (the “Split”) of PRA’s common stock (NASDAQ: PRAA). This Split is the first stock split (by means of a stock dividend or otherwise) for PRA since its initial public offering in 2002.

As a result of the Split, PRAA stockholders will receive two additional shares of PRAA common stock for every one share held at the close of business on July 1, 2013. The additional shares will be distributed on or about August 1, 2013.

”This split will make PRAA common stock attractive to a broader range of potential investors and will increase liquidity in the trading of PRAA common stock,” said Steve Fredrickson, chairman, president and chief executive officer, PRA. “PRA experienced strong financial results in the first quarter of 2013, following record growth in 2012. As we continue to buy a growing amount of unsecured and secured, consumer debt, while better connecting with a growing number of customers ready to pay down their debt, PRA is poised to sustain growth in the years ahead,” Fredrickson said.

Stockholders with questions about the Split may visit the PRAA Stock Split and Stock Dividend section of PRA’s Investors website at www.PortfolioRecovery.com. Stockholders with questions about their PRAA stock account may contact PRA’s stock transfer agent, Continental Stock Transfer and Trust Company, at 800-509-5586.

About PRA
As a leader in the U.S. debt buying industry, PRA, returns capital to banks and other creditors that helps expand financial services for consumers. PRA collaborates with its customers to create affordable, realistic debt repayment plans. The company also provides a broad range of fee-based services to local governments and law enforcement, U.S. businesses, institutional investors, global hedge funds, and U.K. banks and creditors.

PRA has been annually ranked as one of Forbes’ 100 Best Small Companies in America since 2007, advancing to the Top 25 in 2012. PRA also was recognized last year as one of Fortune’s 100 Fastest-Growing Companies in the U.S.

About Forward-Looking Statements
Statements herein which are not historical, including PRA’s or its management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to PPRA’s presentations and web casts. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of PRA’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us.  Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in PRA’s filings with the Securities and Exchange Commission (SEC) including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the SEC and available through PRA’s website, which contain a more detailed discussion of PRA’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Media Contact:
Rick Goulart
Vice President, Corporate Communications
(757) 961-3525
RickGoulart@PortfolioRecovery.com